SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report :  May 15, 2000

(Date of earliest event reported)

Commission File No.:   033-65816

Bear Stearns Commercial Mortgage Securities Inc.,
Commercial Mortgage Pass-Through Certificates
Series 1999- WF2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2224024
52-2224034
52-2187244
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On May 15, 2000 distribution was made to holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates Series 1999- WF2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1) Monthly  report   distributed  to  holders  of Commercial Mortgage
          Securities Inc.,Series 1999- WF2, relating to the
          May 15, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Bear Stearns Commercial Mortgage Securities Inc.,
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999- WF2


              By:   Norwest Bank Minnesota, N.A., as Paying Agent
              By:   /s/ Beth Belfield, Officer
              By:   Beth Belfield, Officer
              Date: May 23, 2000


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of Commercial Mortgage
           Securities Inc.,Series 1999- WF2, relating to the
           May 15,2000 distribution